Exhibit 10.9

授权委托书

Power of Attorney

本人，杨瑞霞，中国公民，公民身份号码为1528241，系拥有上海聚好信息技术有限公司（“乙方”）2.9893%出资（“本人股权”）的股东，就本人股权，特此不可撤销地授予香港聚好科技有限公司或其指定的子公司（“甲方”）在本授权委托书的有效期内行使如下权利：

I, Yang Ruixia, a Chinese citizen with Citizen ID number 1528241, and a holder of 2.9893 % of the entire registered capital and equity ownership in Shanghai Juhao Information Technology Co.,Ltd. ("Party B") ("My Shareholding"), hereby irrevocably authorize Jowell Technology Limited , a Hongkong company or its designated subsidiary ("Party A") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权甲方或其指定的子公司作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参与乙方的股东决议；2）行使按照法律和乙方章程规定本人所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命乙方的法定代表人、执行董事和/或董事、监事、总经理以及其他高级管理人员等。

Party A or its designated subsidiary is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholder’s resolution of Party B; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Party B's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Party B.

甲方将有权在授权范围内代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, Party A shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement to which I am a party.

甲方就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by Party A shall be deemed as my own actions, and all the documents related to My Shareholding executed by Party A shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Party A.

甲方有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

Party A is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为乙方的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Party B.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给甲方的与本人股权有关的所有权利，不再自行行使任何该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to Party A through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

签署：
By:	/s/ Yang Ruixia
杨瑞霞Yang Ruixia
2020年10月10日/October 10, 2020